UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 5, 2013

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

(e)

The Compensation Committee of the Board of Directors of Magellan Health Services, Inc. (the “Company”) authorized the grant of stock options and restricted stock units to members of management pursuant to the Company’s 2011 Management Incentive Plan (the “2011 MIP”) on February 25, 2013, with such options and restricted stock units to be granted on March 5, 2013, pursuant to the Company’s equity award policy. On March 5, 2013, the Company issued stock options to Jonathan N. Rubin, Chief Financial Officer, Daniel N. Gregoire, General Counsel, Tina Blasi, Chief Executive Officer of National Imaging Associates, Inc., and Caskie Lewis-Clapper, Chief Human Resources Officer, to purchase 60,837, 36,961, 44,338, and 30,074 shares of the Company’s common stock, par value $0.01 (the “Common Stock”), respectively, at an exercise price of $53.00 per share, vesting in three equal annual installments beginning on March 5, 2014. Vesting is conditional on continued service to the Company.  The vesting of the options may accelerate upon a change in control of the Company, as provided in the pertinent award notice. Such options have a term of ten years from the date of grant and are otherwise on terms and conditions included in the form of Stock Option Agreement and Notice of Stock Option Grant filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

Mr. Rubin, Mr. Gregoire, Ms. Blasi and Ms. Lewis-Clapper also received grants of restricted stock units for 5,709, 3,468, 4,161, and 2,822 shares of Common Stock. Such restricted stock units vest in three equal annual installments beginning on March 5, 2014, provided that (i) 50% of the portion of the restricted stock unit awards which vest on March 5, 2014 shall not vest unless the Company has earnings per share for the year ended December 31, 2013 of at least $3.03 (“2013 EPS Target”), if the Company does not achieve the 2013 EPS Target in 2013, this tranche will vest if the Company achieves earnings per share of at least $3.03 in any subsequent year up to and including 2018, and 50% of the portion of the restricted stock units which vest on March 5, 2014 shall not vest unless the Company’s return on equity for the year ended December 31, 2013 equals at least 7% (“2013 ROE Target”), if the ROE Target is not met in 2013, this tranche will vest if the Company achieves return on equity of at least 7% in any subsequent year up to and including 2018; (ii) 50% of the portion of the restricted stock unit awards which vest on March 5, 2015 shall not vest unless the Company has earnings per share for the year ended December 31, 2014 of at least $3.18 per share (the “2014 EPS Target”), if the Company does not achieve the 2014 EPS Target in 2014, this tranche will vest if the Company achieves earnings per share of at least $3.18 in any subsequent year up to and including 2019, and 50% of the portion of the restricted stock units which vest on March 5, 2015 shall not vest unless the Company’s return on equity for the year ended December 31, 2014 equals at least 7% (“2014 ROE Target”), if the 2014 ROE Target is not met in 2014, this tranche will vest if the Company achieves return on equity of at least 7% in any subsequent year up to and including 2019; and (iii) 50% of the portion of the restricted stock unit awards which vest on March 5, 2016 shall not vest unless the Company has earnings per share for the year ended December 31, 2015 of at least $3.34 per share (the “2015 EPS Target”), if the Company does not achieve the 2015 EPS Target in 2015, this tranche will vest if the Company achieves at least $3.34 in earnings per share in any subsequent year up to and including 2020, and 50% of the portion of the restricted stock units which vest on March 5, 2016 shall not vest unless the Company’s return on equity for the year ended December 31, 2015 equals at least 7% (“2015 ROE Target”), if the 2015 ROE Target is not met in 2015, this tranche will vest if the Company achieves return on equity of at least 7% in any subsequent year up to and including 2020. Such restricted stock unit grants are otherwise on the terms and conditions included in the form of Restricted Stock Unit Agreement and Notice of Restricted Stock Unit Award filed as Exhibits 10.3 and 10.4, respectively, to this Form 8-K.  The vesting of the restricted stock units may accelerate upon a change in control of the Company as provided in the pertinent award notice.

Barry Smith, Chief Executive Officer, did not receive an additional equity grant as part of the Company’s annual grant of equity on March 5, 2013. As previously reported on a Form 8-K filed on February 7, 2013, Mr. Smith received an equity grant on February 1, 2013 in connection with his appointment as Chief Executive Officer of the Company on January 1, 2013.  This equity grant comprised a sign-on equity grant and a grant in lieu of an equity grant in 2014. Accordingly, Mr. Smith will not be eligible for another equity grant until March of 2015.

Pursuant to the employment agreement between René Lerer, M.D., Executive Chairman, and the Company dated December 12, 2012, the Company was obligated to make an equity grant to Dr. Lerer as determined by the Company based on Dr. Lerer’s performance. In lieu of a grant of equity to Dr. Lerer, the Compensation Committee made a cash award to Dr. Lerer in the amount of $4.2 million (the “Cash Award”) subject to the same vesting terms and performance hurdles for restricted stock units granted to other executive officers referred to above, such that the Cash Award will vest in three equal annual installments of $1.4 million on each anniversary of the grant, provided the Company meets the performance hurdles for earnings per share and return on equity referred to above. This Cash Award will also continue to vest as if Dr. Lerer was employed with the Company, in the event that Dr. Lerer’s employment is terminated without cause by the Company, for good reason by him, or upon his death or disability, all as defined in his employment agreement, and upon expiration of his employment agreement at the end of its term.  The Cash Award may also continue to vest upon a change in control of the Company as provided in Dr. Lerer’s employment agreement. The Cash Award is otherwise on the same terms and conditions contained in the Cash Award Notice filed as Exhibit 10.5 to this Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired:              Not applicable.

(b)  Pro forma financial information:                  Not applicable.

(d)           Exhibits:

Exhibit No.	Description
10.1	Form of Stock Option Agreement pursuant to the 2011 MIP.

10.2	Form of Notice of Stock Option Grant pursuant to the 2011 MIP.

10.3	Form of Restricted Stock Unit Agreement pursuant to the 2011 MIP.

10.4	Form of Notice of Restricted Stock Unit Award pursuant to the 2011 MIP.

10.5	Form of Notice of Cash Denominated Award pursuant to the 2011 MIP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: March 8, 2013	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Executive Vice President and Chief Financial Officer